INDIA GLOBALIZATION CAPITAL, INC.
                         Share Redistribution Agreement

                             Effective March 7, 2008

      Reference is made to the proposed acquisition by India Globalization Capital, Inc. ("IGC") of a majority equity interest in each of Sricon Infrastructure Private Limited and Techni Bharathi Limited (collectively, the "Acquisition").

      Reference is also made to that certain Escrow Agreement dated as of March 2, 2006 by and between Continental Stock Transfer & Trust Company, as escrow agent (the "Escrow Agent") and each of Ram Mukunda ("Mukunda"), John Cherin ("Cherin"), Ranga Krishna ("Krishna"), Parveen Mukunda, Sudhakar Shenoy, Suhail Nathani, Shakti Sinha, Dr. Prabuddha Ganguli, Dr. Anil K. Gupta, Larry Pressler and P.G. Kakodkar (collectively, the "Initial Shareholders"), pursuant to which the Initial Shareholders deposited certificates evidencing an aggregate of 2,500,000 shares of IGC's common stock (the "Escrow Stock") with the Escrow Agent, to be held in escrow for a period of six (6) months following the closing of the Acquisition (the "Escrow Term") and, thereafter, distributed to the Initial Shareholders as their respective interests may lie. Ferris, Baker Watts, Incorporated ("FBW") shall, within ten business days of the execution of this agreement deposit 521,917 additional shares with the Escrow Agent in escrow, subject to the same terms and conditions as if they were parties to the Escrow Agreement as an Initial Shareholder such that the total shares of IGC's common stock on deposit with the Escrow Agent and owned by Mukunda, Cherin, Krishna and FBW in the aggregate shall be at least 2,084,175.

      In order to induce the person executing this agreement as a purchaser below (a "Purchaser") to purchase that number of ICG's currently outstanding shares of common stock set forth below such Purchaser's name below and, thereafter, to use its reasonable efforts to assist brokers in causing such shares to be voted in favor of the Acquisition, Mukunda, Cherin, Krishna and FBW hereby covenant and agree that, upon the first day after the expiration of the Escrow Term and prior to the Escrow Agent's distribution of the Escrow Stock to the Initial Shareholders and FBW, they shall direct the Escrow Agent to reregister in the name of the Purchaser such number of shares of the Escrow Stock (the "Purchaser Shares") as shall equal one hundred percent (100%) of the shares so purchased by the Purchaser from a pool of no greater than 2,237,052 shares of the Escrow Stock (collectively, the "Purchasers' Escrow Stock"). Each of Mukunda, Cherin, Krishna and FBW shall transfer to the Purchaser that percentage of the Purchaser Shares set forth next their name on Schedule 1 attached hereto and incorporated by reference herewith. Concurrently therewith, Mukunda, Cherin and Krishna shall assign to the Purchaser the Initial Shareholders' contractual rights to cause that portion of the Purchasers' Escrow Stock transferred by Mukunda and Krishna to be registered for resale under the Securities Act of 1933, as amended, following the expiration of the Escrow Term.

      The Purchaser hereby covenants and agrees that the certificates that shall evidence the Purchasers' Escrow Stock shall be held by the Escrow Agent, in escrow, subject to the same terms and conditions as if the Purchaser was a party to the Escrow Agreement as an Initial Shareholder.


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                                        PURCHASER:

/s/ Ram Mukunda                         1,000,000 purchased shares, plus
--------------------------              100% more Purchaser's Escrow Stock
Ram Mukunda                             1,000,000 shares


                                        --------------------------------------

/s/ John Cherin
--------------------------
John Cherin                             Name of signatory: Steven Oliveira
                                                           ---------------

                                        Title, if any: President

                                        Name of Purchaser: Oliveira Capital, LLC
                                                           ---------------------


/s/ Ranga Krishna
--------------------------
Ranga Krishna

FERRIS, BAKER WATTS, INC.

By:      /s/ Scott T. Bass
         ------------------------
Name:    Scott T. Bass
         ------------------------
Title:   Vice President
         ------------------------

ACKNOWLEDGED:
CONTINENTAL STOCK TRANSFER
& TRUST COMPANY, as Escrow Agent

By:      /s/ Steven Nelson
         ------------------------
Name:    Steven Nelson
         ------------------------
Title:   President
         ------------------------

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